SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 29, 2006
NEXTERA ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-25995	95-4700410

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10 High Street, Boston,
Massachusetts 02110
(Address of Principal Executive Offices)

(617) 262-0055
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 1.01 Entry into a Material Definitive Agreement.
Antonio Rodriquez
     In an offer letter (the “Offer Letter”) dated December 14, 2006, Nextera Enterprises, Inc. (the “Company) extended to Antonio Rodriquez an offer of employment as Chief Financial Officer of Nextera and Woodridge Labs, Inc., a wholly-owned subsidiary of the Company. On December 21, 2006, Mr. Rodriquez accepted the terms of the Offer Letter and authorized the Company to conduct a background check on him. The Company’s offer was contingent upon the Company’s satisfaction with the results of Mr. Rodriquez’s background check. The contingency was satisfied on January 2, 2007. Mr. Rodriquez is expected to join Nextera and Woodridge Labs on or about January 31, 2007.
     Under the terms of the Offer Letter, Mr. Rodriquez will receive an annual base salary of $200,000.00 and will be eligible to participate in the Company’s discretionary bonus plan in an amount up to 50% of his annual salary. Mr. Rodriquez will be granted options to purchase 200,000 shares of Nextera’s Class A common stock at fair market value on the date of the grant. The options will vest as follows: 50,000 shares upon issuance and 50,000 shares on each anniversary of Mr. Rodriquez’s effective date of hire over a three year period.
     Mr. Rodriquez will also be entitled to participate in the Company’s full package of benefits, including retirement contributions. Mr. Rodriquez’s employee status with the Company will be that of an “at-will” employee. The Offer Letter also contains a severance provision that provides Mr. Rodriquez severance payments for six months at the same salary level prior to such termination of employment in the event his position is terminated within six months after a change of control.
     The description of the Offer Letter contained in this Item 1.01 is qualified in its entirety by reference to the full text of the Offer Letter, a copy of which is attached hereto as Exhibit 99.1.
Michael Muldowney
     On December 29, 2006, the Company entered into a Termination and Severance Agreement (the “Muldowney Termination Agreement”) with Michael Muldowney, the Company’s Chief Operating Officer, Chief Financial Officer and principal financial officer, pursuant to which Mr. Muldowney will resign from the Company effective March 31, 2007. Mr. Muldowney will continue to serve the Company as its Chief Financial Officer until the commencement of Mr. Rodriquez’s employment and continue thereafter as Nextera’s Chief Operating Officer and principal financial officer until the effective date of his resignation. Pursuant to the Muldowney Termination Agreement, Mr. Muldowney will receive full salary and benefits until March 31, 2007. Mr. Muldowney will also receive a bonus for 2006 in the amount of $85,000.00 to be paid on or before January 15, 2007 and will receive a “stay bonus” of $30,000.00, payable on March 31, 2007, provided Mr. Muldowney is still employed by the Company on that date.
     Any options exercisable for Class A common stock granted to Mr. Muldowney prior to April 1, 2006 which are not vested at the time of his resignation shall vest to the full extent of such remaining unvested options. Mr. Muldowney will forfeit any unvested options exercisable for Class A common stock that were granted to Mr. Muldowney on or after April 1, 2006. Mr. Muldowney will also receive a continuation of all benefits to the extent authorized by and consistent with COBRA for six months from the date of his resignation. Mr. Muldowney will receive a severance payment in the amount of $155,000.00, payable on or before March 31, 2007.
     At the Company’s request, Mr. Muldowney will use his best efforts to make himself available to consult on various financial and accounting matters for four months from the date of his resignation. Mr. Muldowney will be paid $10,000.00 per month for said consulting services. The Company, in its sole discretion, may extend the term of the consulting arrangement on a month to month basis.
     The description of the Muldowney Termination Agreement contained in this Item 1.01 is qualified in its entirety by reference to the full text of the Muldowney Termination Agreement, a copy of which is attached hereto as Exhibit 99.2.

Michael Dolan
     On December 29, 2006, the Company entered into a Termination and Severance Agreement (the “Dolan Termination Agreement”) with Michael Dolan, the Company’s Chief Accounting Officer and Corporate Controller, pursuant to which Mr. Dolan will resign from the Company effective March 31, 2007. Mr. Dolan will continue to serve the Company as its Chief Accounting Officer and Corporate Controller until the effective date of his resignation. Pursuant to the Dolan Termination Agreement, Mr. Dolan will receive full salary and benefits until March 31, 2007. Mr. Dolan will also receive a bonus for 2006 in the amount of $40,000.00 to be paid on or before January 15, 2007 and will receive a “stay bonus” of $15,000.00, payable on March 31, 2007, provided Mr. Dolan is still employed by the Company on that date.
     Any options exercisable for Class A common stock granted to Mr. Dolan which are not vested at the time of his resignation shall vest to the extent of fifty percent (50%) of such remaining unvested portion. Mr. Dolan will also receive a continuation of 401(k) and FICA benefits for an additional six month period following his resignation date. Mr. Dolan has agreed to waive any health or COBRA benefits after his resignation date, provided that Mr. Dolan is able to secure other health benefits. Mr. Dolan will receive a severance payment in the amount of $78,750.00, payable on or before March 31, 2007.
     At the Company’s request, Mr. Dolan will use his best efforts to make himself available to consult on various financial and accounting matters for four months from the date of his resignation. Mr. Dolan will be paid $5,000.00 per month for said consulting services. The Company, in its sole discretion, may extend the term of the consulting arrangement on a month to month basis.
     The description of the Dolan Termination Agreement contained in this Item 1.01 is qualified in its entirety by reference to the full text of the Dolan Termination Agreement, a copy of which is attached hereto as Exhibit 99.3.
Item 1.02 Termination of a Material Definitive Agreement
Michael Muldowney
     On December 29, 2006, the Company and Mr. Muldowney entered into the Muldowney Termination Agreement, the provisions of which supersede any and all provisions of the Employment Agreement dated April 1, 2006 between Mr. Muldowney and the Company relating to termination and severance payments. Mr. Muldowney will continue to serve the Company as its Chief Financial Officer until the commencement of Mr. Rodriquez’s employment and continue thereafter as Nextera’s Chief Operating Officer and principal financial officer until the effective date of his resignation.
Michael Dolan
     On December 29, 2006, the Company and Mr. Dolan entered into the Dolan Termination Agreement, the provisions of which supersede any and all provisions of the Employment Agreement dated January 1, 2004 between Mr. Dolan and the Company relating to termination and severance payments. Mr. Dolan will continue to serve the Company as its Chief Accounting Officer and Corporate Controller until the effective date of his resignation.
     The descriptions of the Muldowney Termination Agreement and the Dolan Termination Agreement contained in this Item 1.02 are qualified in their entirety by reference to the full texts of the Muldowney Termination Agreement and the Dolan Termination Agreement, copies of which are attached hereto as Exhibit 99.2 and 99.3, respectively
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
(b) Departure of Michael Muldowney and Michael Dolan.

     On December 29, 2006, the Company and Mr. Muldowney entered into the Muldowney Termination Agreement, pursuant to which Mr. Muldowney will resign from the Company effective March 31, 2007. Mr. Muldowney will continue to serve the Company as its Chief Financial Officer until the commencement of Mr. Rodriquez’s employment and continue thereafter as Nextera’s Chief Operating Officer and principal financial officer until the effective date of his resignation.
     On December 29, 2006, the Company and Mr. Dolan entered into the Dolan Termination Agreement, pursuant to which Mr. Dolan will resign from the Company effective March 31, 2007. Mr. Dolan will continue to serve the Company as its Chief Accounting Officer and Corporate Controller until the effective date of his resignation.
(c) Appointment of Antonio Rodriquez as Chief Financial Officer
     On January 4, 2006, the Company issued a press release announcing that Antonio Rodriquez, age 41, will join the Company as Chief Financial Officer of Nextera Enterprises, Inc. and Woodridge Labs, Inc., a wholly-owned subsidiary of the Company. Mr. Rodriquez is expected to join Nextera and Woodridge Labs on or about January 31, 2007.
     Under the terms of the Offer Letter, Mr. Rodriquez will receive an annual base salary of $200,000.00 and will be eligible to participate in the Company’s discretionary bonus plan in an amount up to 50% of his annual salary. Mr. Rodriquez will be granted options to purchase 200,000 shares of Nextera’s Class A common stock at fair market value on the date of the grant. The options will vest as follows: 50,000 shares upon issuance and 50,000 shares on each anniversary of Mr. Rodriquez’s effective date of hire over a three year period.
     Mr. Rodriquez will also be entitled to participate in the Company’s full package of benefits, including retirement contributions. Mr. Rodriquez’s employee status with the Company will be that of an “at-will” employee. The Offer Letter also contains a severance provision that provides Mr. Rodriquez severance payments for six months at the same salary level prior to such termination of employment in the event his position is terminated within six months after a change of control.
     Mr. Rodriquez currently serves as Vice President of Finance for Capstone Turbine Corp., a position he has held since January 2006, and as Chief Accounting Officer of Capstone Turbine Corp., a position he has held since March 2006. Capstone Turbine Corp. is a publicly traded producer of low-emission microturbine systems. From January 2000 to December 2005, Mr. Rodriquez served as Vice President of Finance for ValueClick, Inc., a publicly-traded internet media and technology firm, where, among other things, he managed due diligence and integration of acquisitions of both public and private companies, as well as managing the accounting department, budgeting and forecasting, and SEC reporting. Before joining ValueClick, Inc., Mr. Rodriquez served as a Senior Manager in the Assurance Practice of the Manufacturing, Retailing and Distribution line of business at KPMG, LLP, where he served publicly-traded manufacturing clients as well as large and middle-market privately-held manufacturing clients. In addition to his audit client responsibilities, Mr. Rodriquez served as a national KPMG Instructor for KPMG’s Business Measurement Process audit methodology, focusing on business strategies, risks and processes. Mr. Rodriquez graduated from California State University, Northridge with a Bachelor of Science in Business Administration and Accounting and is a member of the American Institute of Certified Public Accountants.
     There are no related party transactions between the Company and Mr. Rodriquez reportable under Item 404(a) of Regulation S-K.
     The description of the Offer Letter contained in this Item 5.02(c) is qualified in its entirety by reference to the full text of the Offer Letter, a copy of which is attached hereto as Exhibit 99.1.
(e) Compensatory Arrangements of Antonio Rodriquez
     Under the terms of the Offer Letter, Mr. Rodriquez will receive an annual base salary of $200,000.00 and will be eligible to participate in the Company’s discretionary bonus plan in an amount up to 50% of his annual salary. Mr. Rodriquez will be granted options to purchase 200,000 shares of Nextera’s Class A common stock at fair market value on the date of the grant. The options will vest as follows: 50,000 shares upon issuance and 50,000 shares on each anniversary of Mr. Rodriquez’s effective date of hire over a three year period.
     Mr. Rodriquez will also be entitled to participate in the Company’s full package of benefits, including retirement contributions. Mr. Rodriquez’s employee status with the Company will be that of an “at-will” employee. The Offer Letter also contains a severance provision that provides Mr. Rodriquez severance payments for six months at the same salary level prior to such termination of employment in the event his position is terminated within six months after a change of control.
     The description of the Offer Letter contained in this Item 5.02(e) is qualified in its entirety by reference to the full text of the Offer Letter, a copy of which is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
99.1	Offer Letter dated December 14, 2006 to Antonio Rodriquez.

99.2	Termination and Severance Agreement dated December 29, 2006, by and between Nextera Enterprises, Inc. and Michael Muldowney.

99.3	Termination and Severance Agreement dated December 29, 2006, by and between Nextera Enterprises, Inc. and Michael Dolan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTERA ENTERPRISES, INC.

Date: January 4, 2006	By:	/s/ MICHAEL P. MULDOWNEY

Michael P. Muldowney Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Offer Letter dated December 14, 2006 to Antonio Rodriquez.

99.2	Termination and Severance Agreement dated December 29, 2006, by and between Nextera Enterprises, Inc. and Michael Muldowney.

99.3	Termination and Severance Agreement dated December 29, 2006, by and between Nextera Enterprises, Inc. and Michael Dolan.